SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                          Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Sec. 240.14a-12

            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.
                (Name of Registrant as Specified in Its Charter)
     ----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transactions applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

AllianceCapital [LOGO]

          IMPORTANT NOTICE REGARDING ADJOURNED SHAREHOLDER MEETING FOR
            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.
--------------------------------------------------------------------------------
              1345 Avenue of the Americas, New York, New York 10105

        SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO MAY 9, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the AllianceBernstein International Premier Growth Fund (the "Fund") has been adjourned to 11:00 a.m. (Eastern time) on May 9, 2005 in order to solicit additional votes with respect to certain proposals. The Fund's records indicate that as of February 23, 2005 (the "Record Date") you were holding shares of the Fund. If you have already voted, thank you. If you have not already done so, please take the time now to cast your vote. In order for your vote to be represented, we must receive your instructions on or before the reconvened meeting on May 9, 2005. If you have questions or need another copy of the proxy material, please call Computershare Fund Services, the Fund's proxy agent, (toll-free) at 1-866-204-6488.

For your convenience, we have established the following easy methods to register your vote.

      --> BY INTERNET: Visit www.proxyweb.com. Enter the 14-digit control number located on your proxy card.

      --> BY TOUCH-TONE PHONE: Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

      --> BY MAIL: You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

      --> BY LIVE REPRESENTATIVE: Please call Computershare Fund Services toll free at 1-866-204-6488. Representatives are available to answer questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 9:00 p.m. Eastern time.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts. As the meeting approaches, if we still have not heard from you, you may receive a call from Computershare Fund Services asking you to vote. Additionally, if you would like to change your vote on any of the proposals, you may do so by using the methods described above.

Please note that if proposal 1 is approved by the Fund's shareholders at the meeting, the Fund's adviser has agreed to reimburse the Fund's total operating expenses to the extent they exceed 1.65%, 2.35%, 2.35% and 1.35%, respectively, of the average daily net assets of Class A, Class B, Class C and Advisor Class shares. The Fund's estimated total expense ratios applicable to Class A, Class B, Class C and Advisor Class shares were 2.23%, 2.93%, 2.93% and 1.93%, respectively, as of January 21, 2005. The expense caps would be in effect for an initial period of one year following implementation of proposal 1. The Fund's adviser will consider continuing these expense caps after this initial period, but there is no guarantee that the adviser will continue the expense caps beyond the initial period.

                 Your vote is important - Please vote promptly.

AllianceCapital [LOGO]

          IMPORTANT NOTICE REGARDING ADJOURNED SHAREHOLDER MEETING FOR
            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.
--------------------------------------------------------------------------------
              1345 Avenue of the Americas, New York, New York 10105

        SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO MAY 9, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the AllianceBernstein International Premier Growth Fund (the "Fund") has been adjourned to 11:00 a.m. (Eastern time) on May 9, 2005 in order to solicit additional votes with respect to certain proposals. The Fund's records indicate that as of February 23, 2005 (the "Record Date") you were holding shares of the Fund. If you have already voted, thank you. If you have not already done so, please take the time now to cast your vote. In order for your vote to be represented, we must receive your instructions on or before the reconvened meeting on May 9, 2005. If you have questions or need another copy of the proxy material, please call Computershare Fund Services, the Fund's proxy agent, (toll-free) at 1-866-204-6488.

For your convenience, we have established the following easy methods to register your vote.

      --> BY INTERNET: Visit www.proxyvote.com. Enter the 12-digit control number located on your proxy card.

      --> BY TOUCH-TONE PHONE: Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

      --> BY MAIL: You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

      --> BY LIVE REPRESENTATIVE: Please call Computershare Fund Services toll free at 1-866-204-6488. Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 9:00 p.m. Eastern time.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts. As the meeting approaches, if we still have not heard from you, you may receive a call from Computershare Fund Services asking you to vote. Additionally, if you would like to change your vote on any of the proposals, you may do so by using the methods described above.

Please note that if proposal 1 is approved by the Fund's shareholders at the meeting, the Fund's adviser has agreed to reimburse the Fund's total operating expenses to the extent they exceed 1.65%, 2.35%, 2.35% and 1.35%, respectively, of the average daily net assets of Class A, Class B, Class C and Advisor Class shares. The Fund's estimated total expense ratios applicable to Class A, Class B, Class C and Advisor Class shares were 2.23%, 2.93%, 2.93% and 1.93%, respectively, as of January 21, 2005. The expense caps would be in effect for an initial period of one year following implementation of proposal 1. The Fund's adviser will consider continuing these expense caps after this initial period, but there is no guarantee that the adviser will continue the expense caps beyond the initial period.


                 Your vote is important - Please vote promptly.


                                                                            NOBO

AllianceCapital [LOGO]

          IMPORTANT NOTICE REGARDING ADJOURNED SHAREHOLDER MEETING FOR
            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.
--------------------------------------------------------------------------------
              1345 Avenue of the Americas, New York, New York 10105

        SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO MAY 9, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the AllianceBernstein International Premier Growth Fund (the "Fund") has been adjourned to 11:00 a.m. (Eastern time) on May 9, 2005 in order to solicit additional votes with respect to certain proposals. The Fund's records indicate that as of February 23, 2005 (the "Record Date") you were holding shares of the Fund. If you have already voted, thank you. If you have not already done so, please take the time now to cast your vote. In order for your vote to be represented, we must receive your instructions on or before the reconvened meeting on May 9, 2005. If you have questions or need another copy of the proxy material, please call Computershare Fund Services, the Fund's proxy agent, (toll-free) at 1-866-204-6488.

For your convenience, we have established the following easy methods to register your vote.

      --> BY INTERNET: Visit www.proxyvote.com. Enter the 12-digit control number located on your proxy card.

      --> BY TOUCH-TONE PHONE: Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

      --> BY MAIL: You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts. As the meeting approaches, if we still have not heard from you, you may receive a call from Computershare Fund Services asking you to vote. Additionally, if you would like to change your vote on any of the proposals, you may do so by using the methods described above.

Please note that if proposal 1 is approved by the Fund's shareholders at the meeting, the Fund's adviser has agreed to reimburse the Fund's total operating expenses to the extent they exceed 1.65%, 2.35%, 2.35% and 1.35%, respectively, of the average daily net assets of Class A, Class B, Class C and Advisor Class shares. The Fund's estimated total expense ratios applicable to Class A, Class B, Class C and Advisor Class shares were 2.23%, 2.93%, 2.93% and 1.93%, respectively, as of January 21, 2005. The expense caps would be in effect for an initial period of one year following implementation of proposal 1. The Fund's adviser will consider continuing these expense caps after this initial period, but there is no guarantee that the adviser will continue the expense caps beyond the initial period.


                                                                             OBO

                 Your vote is important - Please vote promptly.